UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2020

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA	94568
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	GIGA	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Giga-tronics Incorporated (the “Company”) will present to investors at the LD Micro Main Event (XIII) to a live virtual audience on Monday, December 14, 2020 at 12:40 p.m. ET. Interested investors may attend by registering at ve.mysequire.com/

At the presentation, the Company will use the slides included as Exhibit 99.1 of this report.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

This presentation of the Company may contain certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, the forward-looking statements. Words such as “expects,” “anticipates,” “believes,” “estimates,” “forecasts” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Forward-looking statements, by their nature, are subject to risks, uncertainties and assumptions. Readers are cautioned not to put undue reliance on any forward-looking statement.

Factors that may cause actual results to differ materially from current expectations include but are not limited to the Company’s ability to successfully manufacture its RADAR/EW test products, the Company’s ability to identify customer needs and to design and implement new features; the timely receipt of components from third-party suppliers; the receipt or timing of future orders for products or services and cancellations or deferrals of existing or future orders; the adequacy of the Company’s capital resources; the Company’s ability to manage expenses; the results of pending or threatened litigation; the Company’s ability to successfully implement its business plan; the Company’s need to modify its business plan as a result of these or other risks; the volatility in the market price of the Company’s common stock; the circumstances relating to the COVID-19 pandemic and governmental responses; the Company’s use of proceeds from its PPP loan and the ability of the Company to qualify for forgiveness of the loan.

The statements are representative only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.

A detailed discussion of factors that could affect the Company’s results is included in its SEC filings, including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Investor Presentation dated December 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2020	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Executive Vice President, Chief Financial Officer and Chief Operating Officer